Goodwill	12 Months Ended
Sep. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
10.  GOODWILL
Changes to the carrying amount of consolidated goodwill by segment are as follows:

	Industrial Gases– Americas	Industrial Gases– EMEA	Industrial Gases– Asia	Industrial Gases– Global	Total
Goodwill, net at 30 September 2014	$327.2	$433.3	$140.0	$21.4	$921.9
Acquisitions and adjustments	2.2	3.2	—	—	5.4
Currency translation and other	(31.8)	(50.0)	(6.9)	(1.5)	(90.2)
Goodwill, net at 30 September 2015	$297.6	$386.5	$133.1	$19.9	$837.1
Currency translation and other	11.5	(5.9)	2.1	.3	8.0
Goodwill, net at 30 September 2016	$309.1	$380.6	$135.2	$20.2	$845.1

30 September	2016	2015	2014
Goodwill, gross	$1,103.7	$1,080.8	$1,206.7
Accumulated impairment losses(A)	(258.6)	(243.7)	(284.8)
Goodwill, net	$845.1	$837.1	$921.9

(A)	Amount is attributable to the Industrial Gases – Americas segment and includes currency translation of $46.6, $61.5, and $20.4 as of 30 September 2016, 2015, and 2014, respectively.
We conduct goodwill impairment testing in the fourth quarter of each fiscal year and whenever events and changes in circumstances indicate that the carrying value of goodwill might not be recoverable. Our goodwill impairment test involves a two-step process. In the first step, we estimate the fair value of each reporting unit and compare it to its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not impaired and no further testing is required. If the fair value of the reporting unit is less than its carrying value, we perform a second step to determine the amount of goodwill impairment loss, if any. In the second step, the reporting unit’s fair value is allocated to the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in an analysis that calculates the implied fair value of goodwill in the same manner as if the reporting unit were being acquired in a business combination. If the implied fair value of the reporting unit’s goodwill is less than its carrying value, the difference is recorded as a goodwill impairment charge.
In the fourth quarter of 2014, we determined that the fair value of each reporting unit exceeded its carrying value, with the exception of the Latin America reporting unit within the Industrial Gases – Americas segment. The Latin America reporting unit is composed predominately of our Indura business with assets and goodwill associated with operations in Chile and other Latin American countries. In 2014, economic conditions in Latin America, including the impact of tax legislation in Chile, became less favorable due to increasing inflation, a decline in Chilean manufacturing growth, and weaker export demand for many commodities. As a result, our growth projections for this reporting unit were lowered and we determined that the associated goodwill was impaired. A noncash goodwill impairment charge of $305.2 was recorded to write down goodwill to its implied fair value as of 1 July 2014. This impairment is reflected on our consolidated income statements within “Goodwill and intangible assets impairment charge.” As of 30 September 2016, accumulated impairment losses were $258.6, due to the currency impacts since the loss was recorded on 1 July 2014.
During the fourth quarter of 2016, we conducted our annual goodwill impairment test. We determined that the fair value of all our reporting units exceeded their carrying value. There were no indications of impairment.